UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 2100
Forth Worth, TX	76102
(Address of principal executive offices)	(Zip Code)

(817) 334-4100
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share*	BASX*	The OTCQX Best Market*

* Until December 2, 2019, Basic Energy Services, Inc.’s common stock traded on the New York Stock Exchange under the symbol “BAS”. On December 3, 2019, Basic Energy Service, Inc.’s common stock began trading on the OTCQX® Best Market tier of the OTC Markets Group Inc. Deregistration under Section 12(b) of the Act became effective on March 16, 2020.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Exchange Agreement

Basic Energy Services, Inc. (the “Company”) is party to that certain Exchange Agreement, dated March 9, 2020, and that First Amendment to the Exchange Agreement dated November 5, 2020, (as amended, the “Exchange Agreement”), with Ascribe III Investments LLC (“Ascribe”).

On March 31, 2021, the Company entered into that certain Second Amendment to Exchange Agreement (the “Second Amendment”) by and between the Company and Ascribe to, among other things, compromise the amount of the Make-Whole Reimbursement Obligation (as defined in the Exchange Agreement) to Ascribe by issuance of $47,500,000 in Additional Notes (as defined below).

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Issuance of Additional Notes pursuant to the Indenture

On March 31, 2021, the Company issued and sold $47,500,000 aggregate principal amount of 10.75% Senior Secured Notes due 2023 (the “Additional Notes”) pursuant to the Company’s existing indenture, dated as of October 2, 2018 (as supplemented by the First Supplemental Indenture dated as of August 22, 2019 (the “First Supplemental Indenture”) and the Second Supplemental Indenture dated as of April 1, 2020, (the “Second Supplemental Indenture”), the “Indenture”), by and among the Company, the guarantors party thereto, UMB Bank, N.A., as trustee and collateral agent, in an offering exempt from registration under the Securities Act of 1933, as amended.

The Additional Notes were sold to Ascribe in full and complete settlement of the Make-Whole Reimbursement Obligation. The Additional Notes have the same terms in all respects, and were issued under the same indenture, as the $300,000,000 aggregate principal amount of the Company’s 10.75% Senior Secured Notes due 2023 issued on October 2, 2018, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2018 (the “Existing Notes Form 8-K”). The information set forth in Item 1.01 of the Existing Notes Form 8-K under the heading “Indenture” is incorporated by reference herein.

The foregoing description of the Indenture does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, copies of which are attached hereto as Exhibits 4.1, 4.3 and 4.4 and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the heading “Issuance of Additional Notes pursuant to the Indenture” is incorporated by reference herein.

(d)     Exhibits

Exhibit No.	Exhibit
4.1	Indenture, dated as of October 2, 2018, by and among Basic Energy Services, Inc., the guarantors party thereto and UMB Bank, N.A., as trustee and collateral agent (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (SEC File No. 001-32693) filed on October 5, 2018).
4.2	Form of 10.75% Senior Secured Note due 2023 (included as Exhibit A in Exhibit 4.1).
4.3	First Supplemental Indenture, dated as of August 22, 2019, by and among Agua Libre Midstream LLC, Agua Libre Holdco LLC, Agua Libre Asset Co LLC, Basic Energy Services, Inc., the subsidiary guarantors party thereto and UMB Bank, N.A., as trustee and collateral agent (Incorporated by reference to Exhibit 4.6 to the Company’s Quarterly Report on Form 10-Q (SEC File No. 001-32693) filed on November 1, 2019).
4.4	Second Supplemental Indenture, dated as of April 1, 2020, by and among C&J Well Services, Inc., KVS Transportation, Inc, Indigo Injection #3, LLC, Basic Energy Services, Inc., the subsidiary guarantors party thereto and UMB Bank, N.A., as trustee and collateral agent (Incorporated by reference to Exhibit 4.7 to the Company’s Quarterly Report on Form 10-Q (SEC File No. 001-32693) filed on August 7, 2020).

10.1	Second Amendment to Exchange Agreement, dated as of March 31, 2021, by and between Basic Energy Services, Inc. and Ascribe III Investments LLC (Incorporated by reference to Exhibit 10.51 to the Company’s Annual Report on Form 10-K (SEC File No. 001-32693) filed on March 31, 2021).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASIC ENERGY SERVICES, INC.

	By:	/s/ Adam L. Hurley
Date: April 6, 2021		Adam L. Hurley (Executive Vice President, Chief Financial Officer, Treasurer and Secretary)